UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850
Dallas, Texas 75201
(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

Series B-2 Liquidity Transaction

On February 6, 2024, Beneficient, a Nevada corporation (the “Company”), through one of its subsidiaries, closed a liquidity financing transaction with a customer with respect to a limited partner interest in an investment fund with a net asset value of $2,000,000 (the “LP Transaction”). Pursuant to the LP Transaction, the Company’s customized trust vehicles acquired a limited partner interest (the “Alternative Asset”), and in exchange for such Alternative Asset, the customer received 200,000 shares of the Company’s Series B-2 Resettable Convertible Preferred Stock, par value $0.001 per share (the “Series B-2 Preferred Stock”), with such Series B-2 Preferred Stock being convertible into shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”).

The issuance of the Series B-2 Preferred Stock pursuant to the LP Transaction was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and was issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The Series B-2 Preferred Stock is convertible into Class A Common Stock initially at a conversion price of $0.40 per share (the “B-2 Conversion Price”). The B-2 Conversion Price is subject to reset from time to time and a floor price of $0.20 per share. A maximum of 10,000,000 shares of Class A Common Stock may be issued upon conversion of the Series B-2 Preferred Stock. The information in Item 5.03 concerning the material terms of the Series B-2 Preferred Stock is incorporated by reference herein.

Series B-3 Vendor Transaction

On February 6, 2024, the Company issued 20,000 shares of its Series B-3 Resettable Convertible Preferred Stock, par value $0.001 per share (the “Series B-3 Preferred Stock”), with such Series B-3 Preferred Stock being convertible into shares of the Company’s Class A Common Stock, to a consultant of the Company in connection with investor relations advisory services rendered to the Company.

The issuance of the Series B-3 Preferred Stock was not registered under the Securities Act and was issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Series B-3 Preferred Stock is convertible into Class A Common Stock initially at a conversion price of $0.35 per share (the “B-3 Conversion Price”). The B-3 Conversion Price is subject to reset from time to time and a floor price of $0.175 per share. A maximum of 1,142,857 shares of Class A Common Stock may be issued upon conversion of the Series B-3 Preferred Stock. The information in Item 5.03 concerning the material terms of the Series B-3 Preferred Stock is incorporated by reference herein.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure required by this Item 3.03 is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B-2 Preferred Stock

On January 31, 2024, the Company filed a certificate of designation (the “B-2 Certificate of Designation”) with the Secretary of State of Nevada, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the shares of the Series B-2 Preferred Stock. The material terms of the Series B-2 Preferred Stock are described below.

Optional Conversion

Each share of Series B-2 Preferred Stock is convertible, at the option of the holder thereof upon two business days’ written notice to the Company, into a number of shares of Class A Common Stock that is equal to $10.00 divided by the B-2 Conversion Price then in effect as of the date of such notice (the “B-2 Conversion Rate”). The B-2 Conversion Price shall be subject to reset on each date (each such date, a “B-2 Reset Date”) that is the last day of each month following the date of issuance of the Series B-2 Preferred Stock (the “B-2 Original Issue Date”). On each B-2 Reset Date, the B-2 Conversion Price shall be increased or decreased to the five day trailing volume weighted average price of the Class A Common Stock on the Nasdaq Global Market or such other national securities exchange on which the Class A Common Stock is listed for trading as of the applicable B-2 Reset Date as reported by Bloomberg Financial Markets or an equivalent reporting service as determined by the Company (the “Prevailing Market Price”), provided that in no event shall the reset B-2 Conversion Price be lower than 50% of the initial B-2 Conversion Price or higher than the initial B-2 Conversion Price, in each case subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions.

Mandatory Conversion

Each outstanding share of Series B-2 Preferred Stock will automatically convert into a number of shares of Class A Common Stock (the “B-2 Mandatory Conversion”) as is determined by the B-2 Conversion Rate then in effect on the date (the “B-2 Mandatory Conversion Date”) that is the earliest to occur of: (a) the last day of the month in which the fifth anniversary of the B-2 Original Issue Date occurs, if either the Company has filed all annual reports on Form 10-K and quarterly reports on Form 10-Q that are then required to have been filed in the preceding twelve months with the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a resale registration statement with respect to the shares of Class A Common Stock underlying the Series B-2 Preferred Stock (the “B-2 Resale Registration Statement”) has become effective and is in full force and effect at the time of such B-2 Mandatory Conversion and (b) if the conditions of clause (a) are not met on the date that is the last day of the month in which the fifth anniversary of the B-2 Original Issue Date occurs, the first date thereafter on which any shares of Series B-2 Preferred Stock may be resold pursuant to Rule 144 under the Securities Act, or the B-2 Resale Registration Statement has become effective. Notwithstanding the foregoing, the Series B-2 Preferred Stock shall not convert into Class A Common Stock to the extent such conversion would cause a holder to exceed 4.99% (the “B-2 Beneficial Ownership Limitation”) of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series B-2 Preferred Stock held by the applicable holder and to the extent a conversion would cause a holder to exceed the B-2 Beneficial Ownership Limitation, the conversion of the portion of such conversion that would exceed the B-2 Beneficial Ownership Limitation shall be delayed until the first day the conversion of such portion would not cause the holder to exceed the B-2 Beneficial Ownership Limitation. Further, to the extent any such share of Series B-2 Preferred Stock has not otherwise automatically converted into shares of Class A Common Stock, the B-2 Conversion Price for such shares shall be subject to additional resets on the terms described in the B-2 Certificate of Designation on the last date of each month.

Ranking

Series B-2 Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank: (a) senior to the Company’s Class A Common Stock and Class B Common Stock, par value $0.001 per share; (b) pari passu with the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series B-1 Resettable Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”), and Series B-3 Preferred Stock; (c) senior, pari passu or junior with respect to any other series of preferred stock, as set forth in the Certificate of Designation with respect to such preferred stock; and (d) junior to all existing and future indebtedness of the Company.

Liquidation Preference

In the event of any liquidation or dissolution of the Company, no distributions of available funds and assets will be made to the holders of capital stock junior to the Series B-2 Preferred Stock until the holders of Series B-2 Preferred Stock receive a per share amount equal to $10.00.

Dividends

Dividends will be paid on the Series B-2 Preferred Stock on an as-converted basis when, as, and if paid on the Class A Common Stock.

Voting Rights

Except as required by law, the holders of Series B-2 Preferred Stock shall not be entitled to vote at any meeting of the stockholders for election of members of the Board of Directors of the Company or for any other purpose or otherwise to participate in any action taken by the Company or the stockholders thereof, or to receive notice of any meeting of stockholders.

The foregoing summary of the B-2 Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Series B-3 Preferred Stock

On January 31, 2024, the Company filed a certificate of designation (the “B-3 Certificate of Designation”) with the Secretary of State of Nevada, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the shares of the Series B-3 Preferred Stock. The material terms of the Series B-3 Preferred Stock are described below.

Optional Conversion

Each share of Series B-3 Preferred Stock is convertible, at the option of the holder thereof upon two business days’ written notice to the Company, into a number of shares of Class A Common Stock that is equal to $10.00 divided by the B-3 Conversion Price then in effect as of the date of such notice (the “B-3 Conversion Rate”). The B-3 Conversion Price shall be subject to reset on each date (each such date, a “B-3 Reset Date”) that is the last day of each month following the date of issuance of the Series B-3 Preferred Stock (the “B-3 Original Issue Date”). On each B-3 Reset Date, the B-3 Conversion Price shall be increased or decreased to the Prevailing Market Price, provided that in no event shall the reset B-3 Conversion Price be lower than 50% of the initial B-3 Conversion Price or higher than the initial B-3 Conversion Price, in each case subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions.

Mandatory Conversion

Each outstanding share of Series B-3 Preferred Stock will automatically convert into a number of shares of Class A Common Stock (the “B-3 Mandatory Conversion”) as is determined by the B-3 Conversion Rate then in effect on the date (the “B-3 Mandatory Conversion Date”) that is the earliest to occur of: (a) the last day of the month in which the fifth anniversary of the B-3 Original Issue Date occurs, if either the Company has filed all annual reports on Form 10-K and quarterly reports on Form 10-Q that are then required to have been filed in the preceding twelve months with the SEC under the Exchange Act, or a resale registration statement with respect to the shares of Class A Common Stock underlying the Series B-3 Preferred Stock (the “B-3 Resale Registration Statement”) has become effective and is in full force and effect at the time of such B-3 Mandatory Conversion and (b) if the conditions of clause (a) are not met on the date that is the last day of the month in which the fifth anniversary of the B-3 Original Issue Date occurs, the first date thereafter on which any shares of Series B-3 Preferred Stock may be resold pursuant to Rule 144 under the Securities Act, or the B-3 Resale Registration Statement has become effective. Notwithstanding the foregoing, the Series B-3 Preferred Stock shall not convert into Class A Common Stock to the extent such conversion would cause a holder to exceed 4.99% (the “B-3 Beneficial Ownership Limitation”) of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series B-3 Preferred Stock held by the applicable holder and to the extent a conversion would cause a holder to exceed the B-3 Beneficial Ownership Limitation, the conversion of the portion of such conversion that would exceed the B-3 Beneficial Ownership Limitation shall be delayed until the first day the conversion of such portion would not cause the holder to exceed the B-3 Beneficial

Ownership Limitation. Further, to the extent any such share of Series B-3 Preferred Stock has not otherwise automatically converted into shares of Class A Common Stock, the B-3 Conversion Price for such shares shall be subject to additional resets on the terms described in the B-3 Certificate of Designation on the last date of each month.

Ranking

Series B-3 Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank: (a) senior to the Company’s Class A Common Stock and Class B Common Stock, par value $0.001 per share; (b) pari passu with the Company’s Series A Preferred Stock, Series B-1 Preferred Stock and Series B-2 Preferred Stock; (c) senior, pari passu or junior with respect to any other series of preferred stock, as set forth in the Certificate of Designation with respect to such preferred stock; and (d) junior to all existing and future indebtedness of the Company.

Liquidation Preference

In the event of any liquidation or dissolution of the Company, no distributions of available funds and assets will be made to the holders of capital stock junior to the Series B-3 Preferred Stock until the holders of Series B-3 Preferred Stock receive a per share amount equal to $10.00.

Dividends

Dividends will be paid on the Series B-3 Preferred Stock on an as-converted basis when, as, and if paid on the Class A Common Stock.

Voting Rights

Except as required by law, the holders of Series B-3 Preferred Stock shall not be entitled to vote at any meeting of the stockholders for election of members of the Board of Directors of the Company or for any other purpose or otherwise to participate in any action taken by the Company or the stockholders thereof, or to receive notice of any meeting of stockholders.

The foregoing summary of the B-3 Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Series B-2 Resettable Convertible Preferred Stock.

3.2	Certificate of Designation of Series B-3 Resettable Convertible Preferred Stock.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ James G. Silk
Name:	James G. Silk
Title:	Executive Vice President and Chief Legal Officer

Dated: February 6, 2024